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                               THE GATEWAY TRUST

                       SUPPLEMENT DATED OCTOBER 18, 1996
                                       TO
                          PROSPECTUS DATED MAY 1, 1996

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The following material supplements the Prospectus dated May 1, 1996 for the
Gateway Index Plus Fund, the Gateway Mid Cap Index Fund, and the Gateway Small Cap Index Fund (the "Funds"), and particularly the information contained under "HOW TO PURCHASE ADDITIONAL SHARES" on page 8 of the Prospectus, "HOW TO REDEEM SHARES" on page 9 of the Prospectus, and "HOW FUND SHARES ARE PRICED" on page 20 of the Prospectus. Each of the funds is a series of The Gateway Trust.

Effective September 30, 1996, the Board of Trustees approved a change to the time the portfolios of the Funds are priced from 4:15 P.M. Eastern Time (the close of the options exchanges) to 4:00 P.M. Eastern Time (the close of the New York Stock Exchange). As a result, the prospectus has been modified as follows:

o "HOW TO PURCHASE ADDITIONAL SHARES", page 8, paragraph 1, is amended to read as follows:

        You may add to your Gateway account at any time by choosing one of the following purchase options. The minimum amount for an additional investment in any fund is $100. Your purchase will be based on the closing share price of the fund as next determined after your request has been received in good order. (See "HOW FUND SHARES ARE PRICED" below.)


o   "HOW TO REDEEM SHARES", page 9, paragraph 1, is amended to read as follows:

        You may redeem shares from your Gateway account at any time by choosing one of the following options. Your redemption will be based on the closing share price of the fund as next determined after your request has been received in good order. (See "HOW FUND SHARES ARE PRICED" below.)


o   "HOW FUND SHARES ARE PRICED", page 20, is amended to read as follows:

        The net asset value (closing share price) of a fund ordinarily is determined as of the close of the New York Stock Exchange (NYSE), normally 4:00 P.M. Eastern Time, on each day during which the NYSE is open for trading. Under unusual circumstances, the net asset value may be determined at other times as authorized by the Board of Trustees. Net asset value is determined by deducting the liabilities of a fund from the market or fair value of its assets.

        The funds normally value stocks and options at the average of the closing bid and ask quotations. Under normal circumstances, closing option quotations are considered to be reflective of the option contract values as of the stock market close and will be used to value the option contracts. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Furthermore , if the Adviser determines that closing options quotations do not reflect option contract values as of the close of the NYSE, options are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.